SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                        August 28, 2001 (August 23, 2002)
                        ---------------------------------



                                  ARMITEC, INC.


Delaware                               0-11419                      22-2435595
--------                               -------                      ----------
(State or other                    (Commission File                (IRS Employer
jurisdiction of                          No.)                         ID No.)
incorporation)



                    4479 Atlanta Road, Smyrna, Georgia 30080
                    (Address of principal executive offices)



                                  770-432-8140
              (Registrant's telephone number, including area code)




          (Former name or former address, if changed since last report)

Item 4.  Changes in Registrant's Certifying Accountant

         The registrant has engaged Porter Keadle Moore, LLP as its principal accountant as of August 23, 2002. The registrant's former accountant, Braverman & Company, P.C., resigned as of May 22, 2002, as reported on the registrant's current report on Form 8-K filed on May 28, 2002. The decision to engage Porter Keadle Moore, LLP was approved by the registrant's Board of Directors.

         During the two most recent fiscal years of the registrant ended December 31, 2001 and the subsequent interim period to date hereof, the registrant did not consult with Porter Keadle Moore, LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Business Acquired

                  Not applicable

         (b)      Pro Forma Financial Information

                  Not applicable

         (c)      Exhibits

                  None

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                                   ARMITEC, INC.
                                                   (Registrant)


Dated: August 23, 2002                          By  /s/ Bruce R. Davis
                                                   -----------------------------
                                                   Bruce R. Davis
                                                   President